                             Joint Filing Agreement

     The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Transkaryotic Therapies, Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: June 16, 2000

                                        WARBURG, PINCUS EQUITY
                                        PARTNERS, L.P.

                                        By: Warburg, Pincus & Co.,
                                            General Partner

                                            By: /s/ Stephen Distler
                                                ------------------------------
                                                Stephen Distler
                                                Partner


                                        WARBURG, PINCUS & CO.

                                        By: /s/ Stephen Distler
                                            ------------------------------
                                            Stephen Distler
                                            Partner


                                        E.M. WARBURG, PINCUS & CO., LLC

                                        By: /s/ Stephen Distler
                                            ------------------------------
                                            Stephen Distler
                                            Member

                                                                      SCHEDULE I
                                                                      ----------

     Set forth below is the name, position and present principal occupation of each of the general partners of Warburg, Pincus & Co. ("WP") and members of E.M. Warburg, Pincus & Co., LLC ("EMW LLC"). The sole general partner of Warburg, Pincus Equity Partners, L.P. ("WPEP") is WP. WPEP, WP, and EMW LLC are hereinafter collectively referred to as the "Reporting Entities". Except as otherwise indicated, the business address of each of such persons is 466 Lexington Avenue, New York, New York 10017, and each of such persons is a citizen of the United States.

                             GENERAL PARTNERS OF WP
                             ----------------------

---------------------------- ---------------------------------------------------
                                PRESENT PRINCIPAL OCCUPATION IN ADDITION

                                   TO POSITION WITH WP, AND POSITIONS

                 NAME                 WITH THE REPORTING ENTITIES

---------------------------- ---------------------------------------------------
Joel Ackerman                Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Harold Brown                 Partner of WP; Member and Senior Managing Director
                             of EMW LLC
---------------------------- ---------------------------------------------------
W. Bowman Cutter             Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Cary J. Davis                Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Stephen Distler              Partner of WP; Member, Managing Director and
                             Treasurer of EMW LLC
---------------------------- ---------------------------------------------------
Stewart K. P. Gross          Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------

---------------------------- ---------------------------------------------------
Patrick T. Hackett           Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Jeffrey A. Harris            Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
William H. Janeway           Partner of WP; Member and Senior Managing Director
                             of EMW LLC
---------------------------- ---------------------------------------------------
Douglas M. Karp              Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Charles R. Kaye              Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Henry Kressel                Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Joseph P. Landy              Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Sidney Lapidus               Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Kewsong Lee                  Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Jonathan S. Leff             Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Reuben S. Leibowitz          Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
David E. Libowitz            Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Nancy Martin                 Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Edward J. McKinley           Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Rodman W. Moorhead III       Partner of WP; Member and Senior Managing Director
                             of EMW LLC
---------------------------- ---------------------------------------------------
Howard H. Newman             Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------

---------------------------- ---------------------------------------------------
Gary D. Nusbaum              Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Dalip Pathak                 Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Lionel I. Pincus             Managing Partner of WP; Managing Member, Chairman
                             of the Board and Chief Executive Officer of EMW LLC
---------------------------- ---------------------------------------------------
John D. Santoleri            Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Henry Schacht                Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Steven G. Schneider          Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
John L. Vogelstein           Partner of WP; Member and Vice Chairman of EMW LLC
---------------------------- ---------------------------------------------------
Elizabeth H. Weatherman      Partner of WP; Member and Managing Director of EMW
                             LLC
---------------------------- ---------------------------------------------------
Pincus & Co.*
---------------------------- ---------------------------------------------------
NL & Co.**
---------------------------- ---------------------------------------------------

---------------------

* New York limited partnership; primary activity is ownership interest in WP and EMW LLC.

**   New York limited partnership; primary activity is ownership interest in WP.

As of 6/00

                               MEMBERS OF EMW LLC
                               ------------------

---------------------------- ---------------------------------------------------
                                 PRESENT PRINCIPAL OCCUPATION IN ADDITION

                                 TO POSITION WITH EMW LLC, AND POSITIONS

           NAME                        WITH THE REPORTING ENTITIES

---------------------------- ---------------------------------------------------
Joel Ackerman                Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Frank M. Brochin (1)         Member and Managing Director of EMW LLC
---------------------------- ---------------------------------------------------
Harold Brown                 Member and Senior Managing Director of EMW LLC;
                             Partner of WP
---------------------------- ---------------------------------------------------
W. Bowman Cutter             Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Cary J. Davis                Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Stephen Distler              Member, Managing Director, and Treasurer of EMW
                             LLC; Partner of WP
---------------------------- ---------------------------------------------------
Tetsuya Fukagawa (2)         Member and Managing Director of EMW LLC
---------------------------- ---------------------------------------------------
Stewart K. P. Gross          Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Alf Grunwald (3)             Member and Managing Director of EMW LLC
---------------------------- ---------------------------------------------------
Patrick T. Hackett           Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Jeffrey A. Harris            Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Roberto Italia (4)           Member and Managing Director of EMW LLC
---------------------------- ---------------------------------------------------
William H. Janeway           Member and Senior Managing Director of EMW LLC;
                             Partner of WP
---------------------------- ---------------------------------------------------

---------------------------- ---------------------------------------------------
Douglas M. Karp              Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Charles R. Kaye              Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Henry Kressel                Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Rajiv B. Lall (5)            Member and Managing Director of EMW LLC
---------------------------- ---------------------------------------------------
Joseph P. Landy              Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Sidney Lapidus               Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Kewsong Lee                  Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Jonathan S. Leff             Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Reuben S. Leibowitz          Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
David E. Libowitz            Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Nicholas J. Lowcock (6)      Member and Managing Director of EMW LLC
---------------------------- ---------------------------------------------------
John W. MacIntosh (7)        Member and Managing Director of EMW LLC
---------------------------- ---------------------------------------------------
Nancy Martin                 Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Edward J. McKinley           Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
James McNaught-Davis (6)     Member and Managing Director of EMW LLC
---------------------------- ---------------------------------------------------
Rodman W. Moorhead III       Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Howard H. Newman             Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------

---------------------------- ---------------------------------------------------
Gary D. Nusbaum              Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Dalip Pathak                 Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Lionel I. Pincus             Managing Member, Chairman of the Board and Chief
                             Executive of EMW LLC; Managing Partner of WP
---------------------------- ---------------------------------------------------
John D. Santoleri            Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Henry Schacht                Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Steven G. Schneider          Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Dominic H. Shorthouse (6)    Member and Managing Director of EMW LLC
---------------------------- ---------------------------------------------------
Melchior Stahl (3)           Member and Managing Director of EMW LLC
---------------------------- ---------------------------------------------------
Chang Q. Sun (8)             Member and Managing Director of EMW LLC
---------------------------- ---------------------------------------------------
John L. Vogelstein           Member and Vice Chairman of EMW LLC; Partner of WP
---------------------------- ---------------------------------------------------
Elizabeth H. Weatherman      Member and Managing Director of EMW LLC; Partner of
                             WP
---------------------------- ---------------------------------------------------
Jeremy S. Young (6)          Member and Managing Director of EMW LLC
---------------------------- ---------------------------------------------------
Pincus & Co.*
---------------------------- ---------------------------------------------------


(1) - Citizen of France

(2) - Citizen of Japan

(3) - Citizen of Germany

(4) - Citizen of Italy

(5) - Citizen of India

(6) - Citizen of United Kingdom

(7) - Citizen of Canada

(8) - Citizen of China

* New York limited partnership; primary activity is ownership interest in WP and EMW LLC

As of  6/00